Common and Preferred Shares and Warrants (Tables)	12 Months Ended
Dec. 31, 2014
Table Text Block [Abstract]
Authorized shares and a reconciliation of common shares issued and outstanding

The following table shows authorized shares and provides a reconciliation of common shares issued and outstanding for the years ended December 31:

(Millions, except where indicated)	2014	2013	2012
Common shares authorized (billions)(a)	3.6	3.6	3.6
Shares issued and outstanding at beginning of year	1,064	1,105	1,164
Repurchases of common shares	(49)	(55)	(69)
Other, primarily stock option exercises and restricted stock awards granted	8	14	10
Shares issued and outstanding as of December 31	1,023	1,064	1,105

Of the common shares authorized but unissued as of December 31, 2014, approximately 56 million shares are reserved for issuance under employee stock and employee benefit plans.